Exhibit 99.1

Carpenter Technology Corporation 2nd Quarter Fiscal Year 2018 Earnings Call February 1, 2018

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2017, Form 10-Q for the quarter ended September 30, 2017, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; and (15) fluctuations in oil and gas prices and production. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2018 CRS Holdings, Inc. All rights reserved 2

2nd Quarter Fiscal Year 2018 Summary Tony Thene President and Chief Executive Officer

Safety is Our Highest Priority 3.7 3.3 © 2018 CRS Holdings, Inc. All rights reserved 4 Total Case Incident Rate (TCIR) 4.8 3.9 3.9 3.5 2.12.22.0 1.0 FY09FY10FY11FY12FY13FY14FY15FY16FY17FY18 YTD

2nd Quarter Summary sequential sales growth © 2018 CRS Holdings, Inc. All rights reserved 5 Results driven by solid market demand and solutions-focused commercial approach; reported EPS of $1.92, adjusted EPS of $0.55 – best second quarter since FY14 Aerospace and Defense growth supported by strong engine demand and broad industry participation – 4th consecutive quarter of year-over-year sales growth Continued demand for Medical solutions drove strong year-over-year and Further recovery in the oil & gas sub-market Specialty Alloys Operations (SAO) achieves operating margin of 15% or greater for 4th consecutive quarter Performance Engineered Products (PEP) performance ahead of expectations; profitability accelerating at Amega West Carpenter Operating Model elevating manufacturing processes and driving increased capacity Submitted majority of Athens Aerospace Vendor Approved Processes (VAP) qualifications to major customers Recent US tax reform enables accelerated investment in strategic growth areas including additive manufacturing and soft magnetic solutions Strategic flexibility due to healthy financial position Strengthening Long-Term Foundation Through Solutions-Based Backlog Growth, Manufacturing Improvements and Investments in Core Growth Areas

Q2-18 End-Use Market Highlights

		Q2-18 Net Sales ex. Surcharge ($M)*		vs. Q2-17	vs. Q1-18	Comments
	Aerospace and Defense	220.3	53%	+11% ↑	+2% ↑	▪ Continued strong demand in engine sub-market ▪ Improvement year-over-year (YoY) in fastener sub-market; well-positioned over long-term given projected build rates ▪ Significant improvement in structural and distribution sub-markets YoY and sequentially ▪ Strong growth YoY and sequentially in Defense
	Energy	28.9	7%	+7% ↑	0% —	▪ Strong North American (NA) oil & gas directional drilling performance ▪ Oil & gas sales up YoY and sequentially; performance outpacing rig counts ▪ Power generation sub-market down YoY and sequentially due to industry pressures and delay in IGT replacement cycle
	Transportation	29.7	7%	+3% ↑	-3% ↓	▪ Heavy duty truck sub-market up YoY and sequentially due to continued share gains and strong demand ▪ Down sequentially as growth in NA light truck market offset by continued softening in NA passenger car market
	Medical	37.2	9%	+48% ↑	+11% ↑	▪ Up YoY from growth at top OEM customers and share gains ▪ Sequential growth driven by higher orthopedic and dental sales offset by lower cardiology demand due to order timing
	Industrial and Consumer	70.2	17%	+19% ↑	-2% ↓	▪ Significant improvements YoY in Industrial sub-market driven by continued strength in select application areas ▪ Consumer sub-market YoY performance driven by solid demand for electronics applications offset by continued softness in sporting goods

Sales ex-surcharge up 13% year-over-year and up 1% sequentially

*Excludes sales through Carpenter's Distribution businesses

© 2018 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

2nd Quarter Financial Overview and Business Update Damon Audia Senior Vice President and Chief Financial Officer

Income Statement Summary Change *Detailed schedule included in Non-GAAP Schedules in Appendix © 2018 CRS Holdings, Inc. All rights reserved 8 Strong market conditions contributed to solid performance in Q2 $ Millions , except pounds and per-s hare am ounts Q2-17 Q1-18 Q2-18 Sequential Pounds ('000) Net Sales Sales ex. Surcharge * Gross Profit Selling, General and Administrative Expenses Operating Income Operating Income ex. Pension EID % of Sales ex. Surcharge Special Tax Items * Effective Tax Rate Net Income Diluted Earnings per Share Adjusted Diluted Earnings per Share * 53,286 63,346 60,264 487.8 415.5 85.7 44.9 40.8 41.3 9.9% 66.0 (173.3)% 92.1 $1.92 $0.55 (3,082) 8.0 5.7 0.1 (1.0) (0.9) (0.9) -0.4 pts 66.0 N/A 68.7 $1.43 427.4 366.7 62.5 47.1 15.4 21.0 5.7% 0.0 15.7% 7.0 $0.15 $0.15 479.8 409.8 85.6 43.9 41.7 42.2 10.3% 0.0 33.5% 23.4 $0.49 $0.49 $0.06

Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix **Credit facility refinanced in Q3-17 at $400 million with 2022 maturity © 2018 CRS Holdings, Inc. All rights reserved 9 Traditional first half working capital build to support second half sales Cash Available Borrowing Under Credit Facility** 23 469 25 391 21 385 Total Liquidity 492 416 406 $ MillionsYTD FY17 Q1-18 Q2-18 YTD FY18 Net Income + Non-cash Items Inventory Working Capital / Other Total Net Working Capital / Other Pension Plan Contributions Net Cash (Used For) Provided From Operating Activities Purchases of Property, Equipment and Software Dividends Paid 136 (74) 12 61 (46) (18) 62 (35) (1) 123 (82) (19) (62) (100) (64) (4) (36) (1) (101) (5) (26) (45) (17) (7) (29) (9) 25 (27) (9) 17 (56) (17) Free Cash Flow * (88) (45) (11) (56)

SAO Segment Summary

Q2 Operating Results

	Q2-17	Q1-18	Q2-18	vs Q2-17	vs Q1-18
Pounds ('000)	51,314	61,190	60,080	8,766	(1,110)
Net Sales ($M)	348.6	396.8	406.3	57.7	9.5
Sales ex. Surcharge ($M)	288.1	325.6	331.8	43.7	6.2
Operating Income ($M)	35.6	50.5	49.8	14.2	(0.7)
% of Net Sales	*10.2%*	*12.7%*	*12.3%*	*+2.1 pts*	*-0.4 pts*
% of Sales ex. Surcharge	*12.4%*	*15.5%*	*15.0%*	*+2.6 pts*	*-0.5 pts*

Q2 Business Results

- Higher demand across all end-use markets drove strong volume growth
- Generated sequential and year-over-year backlog growth
- Raw material volatility and timing created temporary headwind
- Carpenter Operating Model delivering manufacturing improvements

Q3-18 Outlook

- Strong demand signals in most end-use markets
- Given growth opportunities and backlog levels, operating income expected to increase 10-15% sequentially

© 2018 CRS Holdings, Inc. All rights reserved

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CARPENTER® WHEN PERFORMANCE IS EVERYTHING

PEP Segment Summary

Q2 Operating Results

	Q2-17	Q1-18	Q2-18	vs Q2-17	vs Q1-18
Pounds* ('000)	2,350	3,526	3,282	932	(244)
Net Sales ($M)	83.2	100.7	104.8	21.6	4.1
Sales ex. Surcharge ($M)	83.0	100.5	104.6	21.6	4.1
Operating Income ($M)	0.8	5.3	7.5	6.7	2.2
% of Net Sales	*1.0%*	*5.3%*	*7.2%*	*+6.2 pts*	*+1.9 pts*
% of Sales ex. Surcharge	*1.0%*	*5.3%*	*7.2%*	*+6.2 pts*	*+1.9 pts*

Q2 Business Results

- Fifth consecutive profitable quarter with highest operating margin since Q4-15
- Strong demand for titanium products in Aerospace and Defense and Medical end-use markets
- Amega West achieved second consecutive profitable quarter

Q3-18 Outlook

- Continued strong demand for titanium products
- Short-term headwinds related to fire at Dynamet PA facility -- $4-5 million operating income Q3 impact
- Strong performance in non-effected businesses -- operating income up ~10%

* Pounds related to manufactured pounds for Dynamet and Carpenter Powder Products only

© 2018 CRS Holdings, Inc. All rights reserved

CARPENTER WHEN PERFORMANCE IS EVERYTHING

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US Tax Reform Opportunity

- Legislation enacted in December 2017 represents most significant tax changes in US in more than 30 years
  - Discrete income tax net benefit of $66 million recorded in Q2-18
- US federal corporate income tax rate reduced to 21%, with phase-in for FY18, resulting in estimated effective tax rates:
  - FY18 ~25%-28%
  - FY19 ~24%-26%
- Legislation expected to reduce cash taxes by $90-100 million cumulatively through FY22
- Opportunity to enhance our existing capabilities and further invest in key growth areas including additive manufacturing and soft magnetics
- Current year capital expenditures now ~$135 million – increase equivalent to estimated cash tax savings in FY18
- Increasing planned capital expenditures through FY22 by up to $100 million

US tax reform cash tax savings present opportunity to accelerate planned investments

© 2018 CRS Holdings, Inc. All rights reserved

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CARPENTER® WHEN PERFORMANCE IS EVERYTHING

2nd Quarter Fiscal Year 2018 Closing Comments Tony Thene President and Chief Executive Officer

Strengthening Value Proposition in Core Growth Areas

Additive Manufacturing




Core Additive Manufacturing (AM) Feedstock Supplier Today

- 128+ years expertise in critical applications
- Engineer unique AM grade powders and wires
- Establishing AM Technology Center and business team
- Supplier of choice for critical 3D printed applications

Industry-leading Ultimate Solutions Provider Tomorrow

- Powder-to-part solutions
- Solving industry's biggest challenges
  - Powder flowability
  - Final part properties
  - Process reliability / control
  - Densification – shape change
  - Next generation alloy development

Soft Magnetics





Industry Leader in Key Soft Magnetic Markets Today

- Industry leading position in Aviation Avionics
- Growing significantly in Consumer Electronics
- Providing critical solutions to customers with industry leading products like Hiperco® and Hypocore™
- Leveraging proven capabilities into rapidly increasing Electric Vehicle (EV) segment

Industry-leading Ultimate Solutions Provider Tomorrow

- Solving EV industry's biggest challenges
  - Range / battery life
  - Portability / size & weight
  - Performance / response
  - Reduced charging times
  - Signal noise & cross-talk
  - Lower total system costs

© 2018 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

Closing Comments revenue expansion across multiple sub-markets grow our market share ongoing implementation of the Carpenter Operating Model © 2018 CRS Holdings, Inc. All rights reserved 15 Continued progress executing our strategic plan and positioning Carpenter for sustainable long-term growth Solutions-focus approach unlocking new market opportunities and driving consistent backlog growth Diversity of applications in Aerospace and Defense resulting in Conditions in oil & gas sub-market improving; positioned to further Securing manufacturing efficiencies and capacity gains through Strategically investing in key growth areas that represent the future of our customers and industry Solid financial position and flexibility supports further expansion of solutions portfolio Executing our Strategic Plan, Expanding our Market Opportunities and Investing in our Future

Appendix of Non-GAAP Schedules

Non-GAAP Schedules (Unaudited) Adjusted Diluted Earnings per Share Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. © 2018 CRS Holdings, Inc. All rights reserved 17

Non-GAAP Schedules (Unaudited)

Operating Margin Excluding Surcharge Revenue and Pension Earnings, Interest and Deferrals ("Pension EID")

$ Millions	Q2-17	Q1-18	Q2-18
Net sales	427.4	479.8	487.8
Less: surcharge revenue	60.7	70.0	72.3
Consolidated Net Sales Excluding Surcharge	**366.7**	**409.8**	**415.5**
Operating income	15.4	41.7	40.8
Pension EID	5.6	0.5	0.5
Operating Income Excluding Pension EID	**21.0**	**42.2**	**41.3**
Operating Margin	**3.6%**	**8.7%**	**8.4%**
Operating Margin Excluding Surcharge and Pension EID	**5.7%**	**10.3%**	**9.9%**

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of pension EID, which may be volatile due to changes in the financial markets, is helpful in analyzing the true operating performance of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

© 2018 CRS Holdings, Inc. All rights reserved

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CARPENTER WHEN PERFORMANCE IS EVERYTHING

Non-GAAP Schedules (Unaudited) Free Cash Flow Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses. © 2018 CRS Holdings, Inc. All rights reserved 19 $ MillionsQ2-17 Q1-18 Q2-18 YTD FY17 YTD FY18 Net cash (used for) provided from operating activities Purchases of property, equipment and software Dividends paid (29.5) (18.5) (8.5) (7.4) (28.9) (8.6) 24.7 (25.4) (45.1) (17.0) 17.3 (26.8) (55.7) (8.6) (17.2) Free Cash Flow (56.5) (44.9) (10.7) (87.5) (55.6)